UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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AMTECH SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMTECH SYSTEMS, INC.

131 SOUTH CLARK DRIVE

TEMPE, ARIZONA 85288

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 6, 2024

To Our Shareholders:

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of AMTECH SYSTEMS, INC., an Arizona corporation (the “Company”), will be held at Homewood Suites, 66 S. Rockford Drive, Tempe, Arizona, on Wednesday, March 6, 2024, at 9:00 a.m., Arizona time, for the following purposes:

1.
To elect five (5) directors to serve until the 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.
To ratify the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending September 30, 2024;
3.
To approve the advisory (non-binding) resolution relating to the named executive officer compensation as disclosed in the accompanying proxy statement;
4.
To approve, on an advisory basis, the frequency of the future advisory votes on the compensation of the Company's named executive officers; and
5.
To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Company is presently aware of no other business to come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The Proxy Statement and annual report to shareholders on Form 10-K for the fiscal year ended September 30, 2023 (the “2023 Annual Report”) are also available at www.proxydocs.com/ASYS. The materials available on this website include this notice, the proxy statement and the 2023 Annual Report.

The Board of Directors has fixed the close of business on January 12, 2024 as the record date (the “Record Date”) for the determination of shareholders who hold the Company’s common stock who are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Shareholders are reminded that their shares of the Company’s common stock can be voted at the Annual Meeting only if they are present at the Annual Meeting in person or by valid proxy. A copy of the 2023 Annual Report, which includes our audited financial statements, was mailed with this notice and Proxy Statement on or about January 29, 2024 to all shareholders of record on the Record Date.

Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote FOR the approval of such proposals.

By Order of the Board of Directors:

Lisa D. Gibbs, Secretary

Tempe, Arizona

January 19, 2024

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THIS MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE VOTE YOUR SHARES PROMPTLY BY COMPLETING AND RETURNING YOUR PROXY CARD OR BY VOTING ON THE INTERNET OR BY TELEPHONE.

AMTECH SYSTEMS, INC.

PROXY STATEMENT

2024 ANNUAL MEETING OF SHAREHOLDERS

TABLE OF CONTENTS

Page
Proxy Statement	1
Proposal No. 1 – Election of Directors	4
Director Compensation	9
Executive Compensation	10
Employment Arrangements	15
Transactions with Related Persons in 2023	18
Audit Committee Report	19
Proposal No. 2 – To Approve the Ratification of the Independent Registered Public Accountants (Item No. 2 on the Proxy Card)	21
Proposal No. 3 – Advisory Vote On Named Executive Officer Compensation (Item No. 3 on the Proxy Card)	22
Security Ownership of Certain Beneficial Owners and Management	23
Securities Authorized for Issuance under Equity Compensation Plans	25
Proposal No. 4 - Advisory Vote on the Frequency of the Future Advisory Votes on Compensation of the Named Executive Officers (Item No. 4 on the Proxy Card)	26
Other Matters	27

AMTECH SYSTEMS, INC.

131 SOUTH CLARK DRIVE

TEMPE, ARIZONA 85288

PROXY STATEMENT

The Board of Directors, or “Board,” of Amtech Systems, Inc., an Arizona corporation (the “Company” or “Amtech”), is soliciting proxies to be used at the 2024 Annual Meeting of Shareholders to be held on Wednesday, March 6, 2024, at 9:00 a.m., Arizona time, and any adjournment or postponement thereof (the “Annual Meeting” or “Meeting”). A copy of the Notice of the Meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying form of proxy will be mailed to all shareholders entitled to vote at the Annual Meeting beginning January 29, 2024.

Who Can Vote

Shareholders of record as of the close of business on January 12, 2024 (the “Record Date”), may vote at the Annual Meeting and at any adjournment or postponement of the Meeting. On the Record Date, 14,190,977 shares of our common stock, $0.01 par value (“Common Stock”), were issued and outstanding. A complete list of shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for at least ten days prior to the Annual Meeting at our offices at 131 South Clark Drive, Tempe, Arizona 85288.

What Constitutes a Quorum

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock as of the Record Date entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are included in the number of shares present at the Meeting for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

How to Attend the Meeting

If you are a shareholder of record, which means you hold your shares in your name, you may attend the meeting. If you own shares in the name of a bank, broker or other holder of record (“street name”), you will need to ask your broker or bank for a copy of the proxy they received from us. You will need to bring the proxy with you to the Annual Meeting, which will be held at Homewood Suites, 66 S. Rockford Drive, Tempe, Arizona, on Wednesday, March 6, 2024, at 9:00 a.m., Arizona time.

How to Vote

If your shares are registered directly in your name, you may vote:

Via the Internet. If you received the Notice or a printed copy of the proxy materials, follow the instructions in the Notice or on the proxy card.

By Telephone. If you received a printed copy of the proxy materials, follow the instructions on the proxy card.

By Mail. If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

In Person at the Annual Meeting. If you choose to vote in person at the Meeting, you must bring a government-issued proof of identification that includes a photo (such as a driver’s license or passport) and either the enclosed proxy card or other verification of your ownership of shares of Common Stock as of the Record Date.

If your shares are held in street name (held for your account by a broker, bank or other nominee):

Your broker, bank or other nominee should give you instructions for voting your shares. You may vote by Internet, telephone or mail as instructed by your broker, bank or other nominee. You may also vote in person if you obtain a legal proxy from your broker, giving you the right to vote your shares at the Meeting and you bring verification of your ownership of shares of Common Stock to the Meeting.

We are not aware of any other matters to be presented at the Annual Meeting, except those described in this Proxy Statement. However, if any other matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxies will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, your Common Stock may be voted by the proxies on the new Meeting date as well, unless you have revoked your proxy prior to that time.

What are the Voting Rights of Holders of Common Stock

Except as set forth below with respect to the ability to cumulate votes for directors, the holders of Common Stock will be entitled to one vote per share of Common Stock.

What Vote is Required to Approve Each Item

If a quorum is present, the five nominees who receive a plurality of the votes cast at the Annual Meeting will be elected. Broker non-votes and votes that are withheld will have no effect on the results of the vote for the election of directors. If a quorum is present, a majority of votes cast by holders of Common Stock represented and entitled to vote at the Annual Meeting will constitute a ratification of the appointment of Grant Thornton LLP as our independent registered public accountants.

Approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote. With respect to the advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, the option of one year, two years or three years that receives the highest number of votes cast by stockholders present or represented at the Annual Meeting and entitled to vote will be the frequency for the advisory vote on executive compensation. Because both votes are advisory, they will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the votes when considering future executive compensation arrangements and when considering the frequency of the advisory vote on named executive officer compensation.

Revoking Your Proxy or Changing Your Vote

You may revoke your proxy and/or change your vote at any time before the Meeting.

If your shares are registered directly in your name, you must do one of the following:

Via the Internet or by Telephone. Cast your votes again via the Internet or by telephone by following the instructions provided on the proxy card. Only the last Internet or telephone vote will be counted.

By Mail. Sign a new proxy card and submit it as instructed above, or send a notice revoking your proxy to the Secretary so that it is received on or before March 5, 2024.

In Person at the Annual Meeting. Attend the Meeting and vote in person. Presence at the Meeting will not revoke your proxy unless you specifically request that your proxy be revoked.

If your shares are held through a broker or other nominee and you would like to change your voting instructions, please follow the instructions provided by your broker.

How Votes are Counted

Inspectors of election will be appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. Generally, broker non-votes occur when a beneficial owner does not provide instructions to their broker with respect to a matter on which the broker is not permitted to vote without instructions from the beneficial owner. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Accordingly, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained.

Costs of this Proxy Solicitation

We will pay the costs of preparing and mailing the Notice of Annual Meeting and Proxy Statement, including the charges and expenses of brokerage firms, banks and others who forward solicitation material to beneficial owners of the Common Stock. We will solicit proxies by mail. Our officers and directors may also solicit proxies personally, or by telephone or facsimile, without additional compensation. We have not retained any outside party to assist in the solicitation of proxies; however, we have retained Broadridge Financial Solutions, Inc. to provide certain administrative services in connection with the proposals in this Proxy Statement, including coordinating the distribution of proxy materials to beneficial owners of Common Stock, contacting shareholders to ensure they have received this Proxy Statement and overseeing the return of proxy cards.

Annual Report

Our Annual Report to Shareholders for the fiscal year ended September 30, 2023 (the “Annual Report”) has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of, and to vote at, the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

Audit Committee Report

The information contained in the “Audit Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

(Item No. 1 on the Proxy Card)

Number of Directors to be Elected

Our Board of Directors currently consists of five members. One of our former directors, Mr. Mohan, did not stand for re-election at our 2023 Annual Meeting. Additionally, Mr. Michael Whang, our former Chief Executive Officer and Director, resigned as our Chief Executive Officer and as a member of the Board effective August 8, 2023. Each director elected will hold office for one year and until his or her qualified successor is duly elected and qualified. If any director resigns, or otherwise is unable to complete his or her term in office, our Board may elect another director for the remainder of the resigning director’s term.

Vote Required

The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected. There is cumulative voting in the election of directors. This means that each holder of Common Stock present at the Annual Meeting, either in person or by proxy, will have an aggregate number of votes in the election of directors equal to five (the number of persons nominated for election as directors) multiplied by the number of shares of Common Stock held by such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number or all of the nominees. In order to exercise cumulative voting, the voting shareholder must complete the proxy card and indicate cumulative voting in accordance with the instructions included on the proxy card.

Nominees for Director

Our Board is responsible for supervision of the overall affairs of the Company. Our current Board has nominated the following individuals to serve on the Board for the following year:

Robert M. Averick

Robert C. Daigle

Michael Garnreiter

Lisa D. Gibbs

Michael M. Ludwig

Each of these nominees has agreed to be named in this Proxy Statement and to serve if elected. See below for information regarding each of the nominees.

There are no family relationships among any of the director nominees or executive officers. Each nominee was recommended by a non-employee director.

Our Board recommends a vote FOR the election of the five nominees under Proposal No. 1. The persons appointed by the Board as proxies intend to vote for the election of each of the nominees, for a term to expire at the next annual meeting, unless you indicate otherwise on the proxy or voting instruction card. In that regard, our Board solicits authority to cumulate such votes.

If any nominee should become unavailable for any reason, which we do not anticipate, the proxy will be voted “for” any substitute nominee, or nominees, who may be selected by the Board prior to, or at, the Annual Meeting, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available. The information concerning the nominees and their shareholdings has been furnished by them to the Company.

Information Concerning Directors and Executive Officers

The following table sets forth information regarding the executive officers and individuals nominated to serve as directors of the Company as of the date of this filing.

Name	Age	Position with the Company
Robert C. Daigle	60	President, Chief Executive Officer, Chairman of the Board
Lisa D. Gibbs	49	Vice President, Chief Financial Officer, Secretary and Director
Robert M. Averick	57	Director
Michael Garnreiter	71	Director
Michael M. Ludwig	62	Director

Robert C. Daigle was appointed as Amtech's Chief Executed Officer on August 8, 2023, and has been on the Board since August 12, 2021. Mr. Daigle was appointed Chairman of the Board of Directors effective May 11, 2022. From March 2013 to December 2022, Mr. Daigle served as the Chief Technology Officer of Rogers Corporation (“Rogers”), a publicly-traded global leader in engineered materials, including advanced electronic and elastomeric materials that are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, and industrial equipment. Mr. Daigle previously served in a number of other senior executive roles in his 30-year tenure at Rogers. Mr. Daigle holds a B.S in Chemical Engineering and Materials Engineering from the University Connecticut and an M.B.A. from Rensselaer Polytechnic Institute.

Lisa D. Gibbs joined Amtech in September 2016 as Corporate Controller and was promoted to Vice President and Chief Accounting Officer on January 4, 2018. Ms. Gibbs was promoted to Chief Financial Officer on March 6, 2019 and appointed to the Board of Directors on May 5, 2020. Prior to joining Amtech, Ms. Gibbs was a partner in a private consulting firm where she assisted clients with a variety of accounting and finance needs. From 2002 to 2014, Ms. Gibbs was the Vice President of Internal Audit for Insight Enterprises, Inc., a Fortune 500 publicly-traded information technology company. Ms. Gibbs' role at Amtech includes overseeing financial strategy, business planning, treasury, audit operations, investor relations and business transformation efforts, which allows her to provide valuable advice to the Board of Directors. She graduated from the University of Arizona with a Bachelor of Science in Business Administration in Accounting. Ms. Gibbs began her career in public accounting with Arthur Andersen LLP. She is a Certified Public Accountant in the State of Arizona.

Robert M. Averick has been a Director since January 2016. Mr. Averick has over 20 years of experience as a small-capitalization, value-driven public equity portfolio manager. His previous work experience includes positions of increasing responsibility within structured finance, strategic planning and consulting. Mr. Averick received an undergraduate degree in Economics from The University of Virginia and a Masters in Business Administration in Finance from The University of Pennsylvania, The Wharton School of Business. Mr. Averick has worked as a portfolio manager at Kokino LLC since 2012. Mr. Averick and certain entities to which his employer provides investment management services currently own in excess of 19% of Amtech’s outstanding shares. He previously served on our Board during 2005 and 2006. Mr. Averick also serves on the board of directors of Gulf Island Fabrication, Inc., a publicly-traded fabricator of complex steel structures, modules and marine vessels and is a member of its compensation committee and corporate governance and nominating committee. Additionally, Mr. Averick currently serves as Chairman of PhoneX Holdings, Inc., an OTC bulletin-board company, and he previously served as a director of Key Technology, Inc. until its sale in 2018. Mr. Averick serves as Chairman of our Compensation Committee and as a member of our Audit and Nominating and Governance Committees. Mr. Averick’s experience in finance and strategy planning allows him to provide valuable advice to the Board of Directors and the Committees on which he serves.

Michael Garnreiter has been a Director since February 2007 and was appointed Lead Independent Director in May 2020. He is the Chairman of our Audit Committee and serves as a member of our Compensation and Nominating and Governance Committees. Mr. Garnreiter is our designated financial expert on the Audit Committee. Mr. Garnreiter, for the past three years, has served as Interim Chief Financial Officer for LeVecke Corporation, a privately-held, California-based distilled spirits bottling company. He retired from that role in early 2023. Also, he retired in December 2015 as Vice President of Finance and Treasurer of Shamrock Foods, a privately-held manufacturer and distributor of foods and food-related products. From January 2010 until August 2012, Mr. Garnreiter was a managing director of Fenix Financial Forensics, a Phoenix-based litigation and financial consulting firm. From August 2006 until January 2010, he was a managing member of Rising Sun Restaurant Group LLC, and, from December 2008 until December 2009, he was president of New Era Restaurants, LLC, both of which are privately-held restaurant operating companies. From 2002 to 2006, Mr. Garnreiter was CFO of Main Street Restaurant Group, a publicly-traded restaurant operating company, and from 1976 to 2002, he was a senior audit partner of Arthur Andersen LLP. Mr. Garnreiter serves on the boards of directors of Axon Enterprise, Inc. (as Chairman), a publicly-traded manufacturer of non-lethal protection devices, Knight-Swift Transportation Holdings Inc., a publicly-traded nationwide truckload transportation company, and Banner Health, a multi-state health care delivery system. He graduated from California State University Long Beach with a Bachelor of Science in Accounting and Business Administration. Mr. Garnreiter is a Certified Public Accountant in the State of Arizona and Certified Fraud Examiner. Mr. Garnreiter’s financial background and expertise allows him to provide valuable advice to the Board of Directors.

Michael M. Ludwig has been a Director since January 2023. He served as Senior Vice President, Chief Financial Officer and Treasurer of Rogers Corporation ("Rogers") from September 2018 until May 2021. Rogers is a publicly-traded global leader in engineered materials, including advanced electronic and elastomeric materials that are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, and industrial equipment. From May 2011 to March 2018, Mr. Ludwig served as Senior Vice President and Chief Financial Officer of FormFactor, Inc., a publicly-traded global leader in the design and manufacturing of advanced probe cards, analytical probes, probe stations, metrology systems, thermal systems and cryogenic systems sold to semiconductor and scientific institutions. Prior to May 2011, Mr. Ludwig held various senior financial management positions at FormFactor, Elo TouchSystems, Inc. and Beckman Coulter. Mr. Ludwig began his career in public accounting at Arthur Young. He graduated from California State Polytechnic University, Pomona with a Bachelor of Science in Business Administration and Accounting. Mr. Ludwig serves as Chairman of our Nominating and Governance Committee and as a member of our Audit and Compensation Committees. Mr. Ludwig's financial background and expertise allows him to provide valuable advice to the Board of Directors and the Committees on which he serves.

Board Diversity

The below Board Diversity Matrix provides the diversity statistics for our Board.

Board Diversity Matrix (As of January 12, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black White	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Indian or South Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Information About Board and Committee Meetings

Information concerning our Board and the three committees maintained by our Board is set forth below. Pursuant to Nasdaq and SEC rules, during fiscal 2023 the majority of our directors were not employees of the

Company and were “independent” within the meaning of the Nasdaq Listing Rules and SEC standards. Importantly, all members of the Audit, Compensation, and Nominating and Governance Committees are independent. Currently, our independent directors are Robert M. Averick, Michael Garnreiter and Michael M. Ludwig. Additionally, each member of the Audit Committee is financially literate, and one of the Audit Committee members, Michael Garnreiter, has financial management expertise as required by Nasdaq’s rules and meets the SEC’s definition of an “audit committee financial expert.”

Our Board of Directors held nine (9) meetings during fiscal year 2023. None of our current directors who were directors during 2023 attended less than 75% of the aggregate of Board meetings and relevant committee meetings held during the year. Our Board has the authority under our Amended and Restated Bylaws, as amended, to increase or decrease the size of our Board and to fill vacancies, and the directors chosen to fill such vacancies will hold office until our next annual meeting or until their successors are elected and qualified. We do not have a formal policy with respect to members of the Board attending our annual meetings. All of our Board members attended the 2023 annual meeting.

During 2022, we restructured our board committees, which included the elimination of the Technology and Strategy Committee, as all Board members are expected to participate in these discussions, as well as the renaming of the Compensation and Stock Option Committee to the Compensation Committee. The Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are the standing committees of our Board of Directors. The members of these committees as of January 12, 2024, are as follows:

Audit – Michael Garnreiter (Chairman), Robert M. Averick and Michael M. Ludwig

Compensation – Robert M. Averick (Chairman), Michael Garnreiter and Michael M. Ludwig

Nominating and Governance – Michael M. Ludwig (Chairman), Robert M. Averick and Michael Garnreiter

The Audit Committee held six (6) meetings during fiscal year 2023. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the independent auditors and members of financial management, and our financial affairs, including financial statements and audits, the adequacy and effectiveness of the internal accounting controls and systems, compliance with legal and regulatory requirements, and the retention and termination of the independent registered public accounting firm. The Audit Committee has a written charter, which was updated in 2022, a copy of which is available on our website at www.amtechsystems.com.

The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of our Board, and as “independent” is defined under Nasdaq Listing Rules and SEC standards, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. Additionally, each member of the Audit Committee is financially literate, and one of the Audit Committee members, Michael Garnreiter, has financial management expertise as required by Nasdaq’s rules and meets the SEC’s definition of an “audit committee financial expert.”

The Compensation Committee held one (1) meeting during fiscal year 2023. The Compensation Committee makes recommendations concerning officer compensation, benefit programs and retirement plans. Each member of the Compensation Committee is an “independent director” as defined in the Nasdaq Listing Rules and SEC standards. The Compensation Committee has a written charter, which was updated in 2022, a copy of which is available on our website at www.amtechsystems.com.

The Nominating and Governance Committee held two (2) meetings during fiscal year 2023. The Nominating and Governance Committee identifies and approves individuals qualified to serve as members of our Board and also evaluates the Board’s performance. In evaluating a prospective nominee, the Nominating and Governance Committee takes several factors into consideration, including such individual’s integrity, business skills, experience and judgment. The evaluation of director nominees by the Nominating and Governance Committee also takes into account the diversity of prospective Board members’ background, factoring in gender, race, ethnicity, differences in professional background, education, skills, and experience, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience. The Nominating and Governance Committee also reviews whether a prospective nominee will meet our independence standards and any other director or committee membership requirements imposed by law, regulation or stock exchange rules. The Nominating and Governance Committee will consider, but is not required to approve, director nominations made by our shareholders, provided a written recommendation is received by us no later than the date shareholder proposals must be submitted for consideration prior to such annual meeting and all other applicable requirements have been satisfied. The Nominating and Governance Committee also develops and recommends corporate governance guidelines to the Board and provides oversight with respect to ethical conduct. Each member of the Nominating and Governance Committee is an “independent director” as defined in the Nasdaq Listing Rules and SEC standards. The Nominating and Governance Committee has a written charter, which was updated in 2022, a copy of which is available on our website at www.amtechsystems.com.

Board Leadership Structure

Mr. Robert C. Daigle currently serves as the Chairman of our Board of Directors (“Chairman”) and Chief Executive Officer ("CEO"). Our Corporate Governance Guidelines (discussed below) provide, among other things, that it is a best practice that the offices of Chairman and CEO be maintained as separate roles. In the absence of a separation of such roles, the Board will appoint a lead director who will have the duties and responsibilities as determined by the Board. Following Mr. Daigle’s appointment as our Chief Executive Officer, Mr. Garnreiter was appointed as the Company’s lead independent director.

Board's 2023 Governance Projects and Corporate Governance Features

During 2023, our Board of Directors undertook the following governance projects:

•
Amending and Restating our Clawback Policy in compliance with the SEC's amended rules
•
Executive Leadership Change

During 2022, our Board of Directors adopted Corporate Governance Guidelines, which reflect the Board’s strong commitment to sound corporate governance practices and to encourage effective policy and decision making at both the Board and management level, with a view toward enhancing long-term value for the Company’s shareholders. A copy of our Corporate Governance Guidelines is available on our website at www.amtechsystems.com. Highlights of the 2023 projects are as follows:

Clawback Policy – In 2023, the Board of Directors adopted a clawback policy (referred to as “Policy For Recovery of Erroneously Awarded Incentive Compensation”) that authorizes the Company to recover incentive compensation previously paid to its Section 16 officers and any other senior executives as determined by the Compensation Committee. The policy provides that, in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Board or, if so designated by the Board, the Compensation Committee of the Board, is authorized to take action to recoup all or part of any incentive compensation received by a Section 16 officer of the Company. For purposes of this policy, incentive compensation means any cash compensation paid by or any equity compensation awarded by the Company that is based in whole or in part on the attainment of a financial reporting measure, including, but not limited to, any bonus or other performance-based cash or equity arrangement or award, but excluding base salary.

Executive Leadership Change – In 2023, the Board of Directors selected Mr. Daigle, Chairman of the Board, to also serve as the Company's President and Chief Executive Officer upon Mr. Whang's resignation.

Board’s Role in Risk Oversight

Our Board of Directors is actively engaged in the oversight of risks that could affect the Company, with key aspects of such oversight being conducted through the committees of the Board. The Audit Committee focuses on financial risks, primarily those that could arise from our accounting and financial reporting processes, and also oversees compliance-related legal and regulatory exposure. The Nominating and Governance Committee focuses on the management of risks associated with corporate governance matters, including board organization, membership and structure; management development; and appropriate approval and oversight mechanisms. The Compensation Committee focuses on the management of risks arising from our compensation policies and programs and, in particular, our executive compensation programs and policies.

While the committees of our Board are focused on the above specific areas of risk, the full Board of Directors retains responsibility for the general oversight of risk. Committee chairs are expected to, and do, provide periodic reports to the full Board regarding the risk considerations within each committee’s area of expertise. Periodic reports are provided to the Board or the appropriate committee by the executive management team on areas of material risk, including operational, financial, legal, regulatory and strategic risks. In addition, the general management and operating leadership of each of our divisions and subsidiaries review, with the full Board, their individual assessment of business risks and their approach to manage those risks. The Board relies upon these reports, and its discussions relating to such reports, to enable it to understand our strategies for the identification, management and mitigation of risks. This structure enables the Board and its committees to coordinate its risk oversight role. The Board’s approach to risk oversight does not directly affect the leadership structure of our Board of Directors, as described above.

DIRECTOR COMPENSATION

The following table shows the annual retainers paid to our non-employee directors in fiscal 2023 for their service on the Board and as a Chairperson of applicable Board committees:

	Board	Audit	Compensation	Nominating and Governance
Non-Employee Chairperson	$75,000	$15,000	$7,500	$7,500
Non-Employee Member	$40,000

The 2023 Board retainers in the table above are paid, pro-rata, on a quarterly basis. We reimburse all of our directors for reasonable expenses incurred to attend our Board of Directors and committee meetings.

In addition to the cash payments listed above, it has been Company practice that each non-employee director receives a grant of options to purchase 6,000 shares of common stock, or such other number of shares as may be determined by the Board, when first elected or appointed to the Board, and 6,000 shares of common stock, or such other number of shares as may be determined by the Board, upon each re-election to the Board at our annual meeting of shareholders or at such other time as may be determined by the Board. The exercise price of the options is equal to the closing price of our common stock on the date of grant. Each option has a term of ten years and becomes exercisable on the one-year anniversary of the date of the grant, or such other date as determined by the Board. In the event of disability (as defined in the 2022 Equity Plan) or death of an outside director, all options remain exercisable for a period of 12 months following the date such person ceased to be a director, or such other date as may be determined by the Board, but only to the extent such options were exercisable on the date the director ceased to be a director. In the event a director ceases to be a director for reasons other than death or disability (as defined in the plan), all options remain exercisable for a period of 90 days following the date such person ceased to be a director, or such other date as may be determined by the Board, but only to the extent such options were exercisable on the date the director ceased to be a director.

Beginning in 2023, our Chairman and our other non-employee directors will receive $75,000 and $40,000, respectively, in Restricted Stock Units ("RSUs") upon each re-election to the Board at our annual meeting of shareholders or at such other time as may be determined by the Board. These RSUs will vest on the one-year anniversary of the grant date. Mr. Daigle, who became our Chief Executive Officer effective August 8, 2023, will not receive such RSU grants while serving as an employee of the Company

The following table shows the total dollar value of all fees earned and paid in cash to all directors in fiscal 2023 and the grant date fair value of stock option awards to directors made in fiscal 2023.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2) (3)	Total
Robert C. Daigle	$69,130	$75,006	$144,136
Lisa D. Gibbs	$—	$—	$—
Robert M. Averick	$47,500	$40,005	$87,505
Michael Garnreiter	$55,000	$40,005	$95,005
Michael M. Ludwig	$37,500	$68,835	$106,335
Sukesh Mohan (4)	$10,000	$—	$10,000
Michael Whang (5)	$—	$—	$—

____________________

(1)
Directors who are employees of the Company receive no additional compensation for serving as directors.
(2)
Amounts represent the aggregate grant date fair value of RSU awards granted calculated in accordance with FASB ASC Topic 718. For a description of the calculation of the grant date fair value, refer to Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2023.
(3)
As of September 30, 2023, Messrs. Averick, Garnreiter and Ludwig each held 4,189 unvested RSU awards scheduled to vest on March 1, 2024. All other awards held were fully vested.
(4)
Mr. Mohan did not stand for re-election at the 2023 Annual Meeting.
(5)
Mr. Whang resigned from the Board effective August 8, 2023.

EXECUTIVE COMPENSATION

Compensation Philosophy

Our Compensation Committee is charged with the evaluation of the compensation of our executive officers and to assure that they are compensated effectively in a manner consistent with our compensation strategy and resources, competitive practice, and the requirements of the appropriate regulatory bodies.

Our Compensation Committee establishes our general compensation policies and specific compensation for each of our executive officers and administers our stock incentive program. In addition, our Compensation Committee is responsible for developing, administering and interpreting the compensation program for our named executive officers and other key employees. Our Compensation Committee may delegate some or all of its responsibilities to one or more subcommittees whenever necessary to comply with any statutory or regulatory requirements or otherwise deemed appropriate by our Compensation Committee. Our Compensation Committee has the authority to retain consultants and other advisors to assist with its duties and has sole authority to approve the fees and other retention terms of such consultants and advisors.

Our compensation philosophy has the following basic objectives: align the interests of our executives and shareholders by rewarding executives when shareholder value increases and motivate our executives to manage our business to meet our short-term and long-term corporate goals and business objectives, and reward them for meeting these objectives. We use a mix of short-term compensation in the form of base salaries and cash incentive bonuses and long-term compensation in the form of equity incentive compensation to provide a total compensation structure that is designed to encourage our executives to achieve these objectives. Our performance, including, but not limited to, return on equity, return on invested capital, earnings, revenue growth, cash flow, and continuous improvement initiatives, is a significant part of our evaluation and compensation levels.

In 2019, the Compensation Committee changed the metrics used in the cash incentive bonus program to a return-on-invested-capital (“ROIC”) metric. The ROIC metric is used to incentivize executives for profitability and balance sheet management. The bonus plan is designed to ensure a level of shareholder return before a bonus is earned. The equity incentive plan is designed to include defined goals and objectives, the achievement of which may result in the issuance of stock options or restricted stock units to executives.

2023 Base Salary and Benefits

On November 28, 2022, Michael Whang, our former President and Chief Executive Officer ("Mr. Whang"), and Ms. Gibbs were awarded stock option grants of 12,000 and 10,000 options, respectively. The awards vest in equal installments commencing on the first through third anniversaries of the November 28, 2022 grant date.

On August 8, 2023, the Board approved the appointment of Robert C. Daigle to succeed Michael Whang as President and Chief Executive Officer of the Company. Mr. Daigle and the Company entered into an Employment Agreement, which is described further below. Pursuant to his Employment Agreement, Mr. Daigle serves as President and Chief Executive Officer of the Company for a period of three (3) years (the “Term”). Mr. Daigle will (i) receive an annual base salary of $450,000, (ii) be eligible to participate in the Company’s annual executive bonus program, (iii) be granted an option to purchase 150,000 shares of common stock of the Company (the “Option Grant”) issued under the Company’s 2022 Equity Incentive Plan (the “Equity Incentive Plan”), and (iv) on the Effective Date (as defined in the Employment Agreement) and on each one-year anniversary thereafter, be granted restricted stock units with an aggregate fair market value equal to $500,000 as of the grant date (the “RSU Grant”). The Option Grant will vest ratably on each of the annual anniversaries over the Term, subject to Mr. Daigle’s continued service with the Company; provided, however, that 50,000 shares of such Option Grant vested immediately. The RSU Grant will vest in full on the one-year anniversary of the grant date, subject to Mr. Daigle’s continued service with the Company. Mr. Daigle will also receive medical and other benefits consistent with the Company’s standard policies and be eligible to participate in other Company plans. Depending on the circumstances of termination, Mr. Daigle may be entitled to receive post-termination compensation from the Company.

2023 Incentive Plans and Discretionary Bonuses

In 2023, incentive bonuses were not earned under the 2023 incentive bonus program.

2024 Compensation Programs

There are no additional changes planned for the 2024 compensation programs. The Board elected to defer the granting of options in the first quarter of fiscal 2024.

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during our fiscal years ended September 30, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compen- sation ($) (2)	All Other Compen- sation ($)		Total ($)
Robert C. Daigle*
Chief Executive Officer,	2023	50,192	712,800	500,004	—	458	(3)	1,263,454
President and Director	2022	—	—	—	—	—		—
Lisa D. Gibbs
Vice President,	2023	260,000	48,107	—	—	10,000	(4)	318,107
Chief Financial Officer and Director	2022	260,000	76,525	—	231,456	10,260	(5)	578,241
Michael Whang**
Former Chief Executive Officer,	2023	337,456	137,468	—	—	10,512	(6)	485,436
President and Director	2022	350,000	91,830	—	326,777	12,479	(7)	781,086

____________________

* Mr. Robert C. Daigle was appointed Chief Executive Officer effective August 8, 2023.

**Mr. Michael Whang resigned as Chief Executive Officer effective August 8, 2023.

(1)
Amounts represent the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. For a description of the assumptions made when calculating such grant date fair value, refer to Note 13 of the consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2023.
(2)
On November 28, 2022, Mr. Whang and Ms. Gibbs were awarded bonuses under the Company's 2022 cash incentive plan. The bonuses were paid 60% in cash and 40% in fully-vested shares of the Company's common stock, issued under the Company's 2022 Equity Plan. No bonuses were earned under the cash incentive plan in 2023.
(3)
Amount represents a discretionary contribution to Mr. Daigle's health savings account and to his lifestyle spending account.
(4)
Amount represents a Company match under the 401(k) plan and a discretionary contribution to Ms. Gibbs' lifestyle spending account.
(5)
Amount represents a Company match of $10,260 under the 401(k) plan.
(6)
Amount represents a Company match under the 401(k) plan and a discretionary contribution to Mr. Whang's lifestyle spending account.

(7)
Amount represents a Company match of $10,479 under the 401(k) plan and a discretionary contribution to Mr. Whang's health reimbursement account.

In addition to the above compensation, our named executive officers are reimbursed for reasonable out-of-pocket business expenses and receive customary benefits generally available to all of our employees, including reimbursement of mobile phone expenses, the cost of continuing professional education courses and related benefits. There were no bonuses paid to our named executive officers in the fiscal years presented.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding grants of plan-based option awards held by our named executive officers as of September 30, 2023:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($) (1)
Robert C. Daigle	6,000	—		$9.99	8/12/2031
	6,000	—		$10.22	3/2/2032
	50,000	100,000	(2)	$9.00	8/14/2033
	—	—		$—		63,410	$483,184.20
Lisa D. Gibbs	10,000	—		$4.85	9/26/2026
	10,000	—		$7.40	5/11/2028
	7,500	—		$5.52	11/27/2028
	10,000	—		$4.77	3/6/2029
	10,000	5,000	(3)	$5.67	11/17/2030
	3,334	6,666	(4)	$15.43	11/16/2031
	—	10,000	(5)	$9.27	12/1/2032

(1)
Market value represents the total pre-tax intrinsic value, based on our closing stock price of $7.62 per share as of September 29, 2023, the last business day of our fiscal year, which would have been received by holders of RSU's had all such holders sold their underlying shares on that date.
(2)
Unvested option awards will vest in equal installments on the first through second anniversaries of the August 14, 2023 grant date.
(3)
Unvested option awards will vest in equal installments on the first through third anniversaries of the November 17, 2020 grant date.
(4)
Unvested option awards will vest in equal installments on the first through third anniversaries of the November 16, 2021 grant date.
(5)
Unvested option awards will vest in equal installments on the first through third anniversaries of the December 1, 2022 grant date.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding exercises of plan-based option awards held by our named executive officers during the fiscal year ended September 30, 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
Robert C. Daigle	—	—	—	—
Lisa D. Gibbs	—	—	—	—

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our company for each of the last two completed fiscal years. The table below presents information on the compensation of our CEO and our other named executive officers (“NEOs”) in comparison to certain performance metrics for 2023 and 2022. We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

The table below summarizes the total compensation, compensation actually paid, and other metrics used to evaluate the Named Executives’ compensation to the Company’s performance.

Year	Summary Compensation Table Total for CEO ($)(a)	Summary Compensation Table Total for Former CEO ($)(a)	Compensation Actually Paid to CEO ($)(b)	Compensation Actually Paid to Former CEO ($)(b)	Summary Compensation Table Total for Non-CEO NEO ($)(c)	Compensation Actually Paid to Non-CEO NEO ($)(d)	Net Income (Loss) ($)(e)	Value of Initial Fixed $100 Investment Based on Total Shareholder return ($)(f)
2023	1,263,454	485,436	1,137,734	445,549	318,107	260,130	(12,582)	66.67
2022	-	781,086	-	671,860	578,241	422,177	17,367	74.37

a)
The amounts in these two columns represents the total compensation of our chief executive officer, Mr. Daigle, for the fiscal year ended September 30, 2023 and for our former CEO, Mr. Whang, for each of the fiscal years ended September 30, 2023 and 2022, respectively, as reported in the Summary Compensation Table included in the Executive Compensation section of this proxy statement. As noted elsewhere in this proxy statement, Mr. Daigle was appointed principal executive officer of the Company effective August 8, 2023. Mr. Whang served as our principal executive officer for all of fiscal 2022 and until August 8, 2023.
b)
The amounts in this column represent the total compensation actually paid to the CEO and the former CEO for the years indicated, adjusting the total compensation from column (a) by the amounts in the “Adjustments” table below.
c)
The amounts in this column represents the average total compensation of our Named Executive Officer, excluding the CEO (the “Non-CEO NEO”), Ms. Gibbs, for each of the fiscal years ended September 30, 2023 and 2022, as reported in the Summary Compensation Table of the proxy statement filed in the applicable year.
d)
The amounts in this column represent the average total compensation actually paid to the Non-CEO NEO for the years indicated, adjusting the total compensation from column (d) by the amounts in the “Adjustments” table below.

e)
The amounts in this column (in thousands) represent the Company’s net income (loss) for the indicated years as reported in the Company’s Annual Report on Form 10-K filed with the SEC.
f)
The amounts in this column represent the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s common stock at September 30, 2021 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table. Because the covered years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

The table below represents the amount of compensation actually paid to the PEO and to the Non-PEO NEO as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual compensation earned or paid during the applicable fiscal year.

	PEO		Former-PEO		Non-PEO NEO
	2023	2022	2023	2022	2023	2022
Total from Summary Compensation Table (SCT)	1,263,454	-	485,436	781,086	318,107	578,241
Less the amounts reported under the Stock Awards column in the SCT	(500,004)	-	-	-	-	-
Less the amounts reported under the Option Awards column in the SCT	(712,800)	-	(137,468)	(91,830)	(48,107)	(76,525)
Plus Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	849,484	-	-	35,448	36,030	29,540
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	-	-	-	(61,215)	(59,093)	(117,450)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	237,600	-	71,100	-	-	-
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year	-	-	26,481	8,371	13,193	8,371
Add dividends paid in fiscal year	-	-	-	-	-	-
Equals compensation actually paid in fiscal year	1,137,734	-	445,549	671,860	260,130	422,177

Adjustments from Total Compensation to Compensation Actually Paid

The amounts reported in the “Compensation Actually Paid to CEO” and “Compensation Actually Paid to Non-CEO NEO” columns do not reflect the actual compensation paid to or realized by our CEO or our Non-CEO NEO during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See the Summary Compensation Table for certain other compensation of our CEO and our Non-CEO NEO for each applicable fiscal year and the Outstanding Equity Awards at September 30, 2023 table for the value realized by each of them upon the vesting of stock awards during our fiscal year ended September 30, 2023.

The table above summarizes the adjustments made to the total compensation as reported in the Summary Compensation Table included in the Executive Compensation section of this proxy statement to determine the total actual compensation paid to the CEO and Non-CEO NEO for the years indicated as reported in the table above.

EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Employment Agreement with Chief Executive Officer

As of August 14, 2023, we entered into an Employment Agreement with Robert Daigle, our President and Chief Executive Officer. Below is a summary of the terms and conditions of this agreement.

Term

The employment agreement has an initial term of three years.

Compensation, including Bonus and Equity Awards

Under the terms of Mr. Daigle’s employment agreement he (i) is entitled to receive an annual base salary of $450,000, (ii) is eligible to participate in the Company’s annual executive bonus program adopted by our Compensation Committee, (iii) was granted an option to purchase 150,000 shares of common stock of the Company (the “Option Grant”) issued under the 2022 Equity Plan (the “Equity Plan”), and (iv) on the Effective Date and on each one-year anniversary thereafter, be granted restricted stock units with an aggregate fair market value equal to $500,000 as of the grant date (the “RSU Grant”). The Board or a committee of the Board is required to review Executive’s performance on at least an annual basis and may increase, but not decrease, such base salary if, in its sole discretion, any such adjustment is warranted, provided, however, the base salary may be decreased in connection with salary reductions implemented by the Board or a Committee of the Board applicable to all executives of the Company. During his employment with the Company, Mr. Daigle will no longer be compensated for his service as the Company’s Chairman of the Board; provided, however, that any unvested equity awards previously issued to Mr. Daigle during his service as a Board member shall continue to vest based on Mr. Daigle’s continued service as an employee or a member of the Board.

The Option Grant vests ratably over the two (2) year period following the Effective Date, subject to Mr. Daigle’s continued service with the Company; provided, however, that 50,000 shares of such Option Grant vested immediately upon the grant date. The RSU Grant will vest in full on the one-year anniversary of the grant date, subject to Mr. Daigle’s continued service with the Company. Mr. Daigle is entitled to receive such employee benefits as are provided to our other executive officers, including comprehensive health and major medical, dental and life insurance, and short-term and long-term disability. Other benefits provided to Mr. Daigle under the employment agreement include reimbursement for expenses, paid time off, and other executive perquisites as may be made available or deemed appropriate for Mr. Daigle.

Change in Control

Notwithstanding anything in the employment agreement or any award agreement to the contrary, if a Change of Control occurs during the Term and irrespective of whether the equity grants are assumed, substituted, exchanged or terminated in connection with the Change of Control, then such equity awards shall become vested as to 100% of the portion of any such award then unvested, effective immediately prior to and contingent upon the consummation of the Change of Control. For purpose of this Agreement, the term “Change of Control” shall have the meaning set forth in the 2022 Equity Plan.

Severance

Mr. Daigle’s employment agreement also provides him with severance in the event his employment is terminated by us without Good Cause (as defined below). In such event, Mr. Daigle is (a) entitled to continue to receive his then current annual base salary, and (b) shall receive payment for any cash bonus earned pursuant to the Company’s executive bonus plan for the calendar year immediately preceding the calendar year in which the termination of employment occurs which is unpaid on the effective date of termination, which shall be paid when paid to other similarly situated executives of the Company.

For purposes of Mr. Daigle’s employment agreement, “Good Cause” means any one or more of the following: (i) Mr. Daigle’s material breach of the employment agreement (continuing for thirty (30) days after receipt of written notice of need to cure, if, in the Company’s determination, such breach is curable); (ii) Mr. Daigle’s intentional nonperformance of lawful instructions of the Board (continuing for thirty (30) days after receipt of written notice of need to cure, if, in the Company’s determination, such breach is curable) of any of Mr. Daigle’s material duties and responsibilities; (iii) Mr. Daigle’s willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company; (iv) Mr. Daigle’s conviction of, or guilty or nolo contendre plea to a felony crime involving dishonesty or moral turpitude whether or not relating to the Company (not including traffic offenses unless such traffic offense resulted in death); (v) a confirmed positive drug test result for an illegal drug while performing services for the Company; or (vi) a material sanction is imposed on Mr. Daigle by any applicable professional organization or professional governing body.

Non-Compete

Lastly, Mr. Daigle has agreed that during the term of his employment, he will not engage in certain activities in which he would be competing with us or our subsidiaries. He also agrees that for a period of twelve (12) months after the termination of his employment with us, he will not engage in certain activities in which he would be competing with us or our subsidiaries. He also agrees that during the term of his employment and for a period of twenty-four (24) months after the termination of his employment with us, he will not directly or indirectly solicit employees, certain consultants, or independent contractors of the Company. Mr. Daigle also agrees that during the term of his employment and for a period of twenty-four (24) months after the termination of his employment with us, he will not directly or indirectly solicit or engage in business with any of the actual or targeted prospective customers or clients of the Company on behalf of any person or entity in connection with any Competitive Business (as defined in the employment agreement).

Change in Control and Severance Agreement with Chief Financial Officer

We entered into a Change of Control and Severance Agreement with Lisa D. Gibbs, our Vice President and Chief Financial Officer, on May 16, 2018. Below is a summary of the terms and conditions of this agreement.

Term

This agreement had an initial term of three years. Thereafter, the term continues for successive one-year periods unless either the Company or the Employee provides written notice of termination of the agreement not less than 120 days prior to the end of each one-year period or unless earlier terminated by the mutual written consent of the Company and the Employee.

Severance

If we terminate the employment of Ms. Gibbs other than as a consequence of death, disability, a change in control, or cause, or if such employee terminates their employment for good reason (as such terms are defined in the agreements), such employee is entitled to receive salary, through the date of termination, plus an amount equal to six months of such employee’s base salary in effect on the date of termination and full vesting of all outstanding stock options and restricted stock the employee holds (see the “Outstanding Equity Awards at Fiscal Year-End” table above). If the employee voluntarily terminates their employment other than for good reason, if we terminate such employee’s employment for cause, or if such employee’s employment is terminated due to his or her death or disability, such employee will be entitled to receive salary and accrued vacation through the date of termination only.

Change in Control

In the event that such employee’s employment with us is terminated either (i) by us for any reason other than for cause during a “pending change in control” (as that term is defined in the agreement) of our Company or within one year following the occurrence of a “change in control” (as that term is defined in the agreement), or (ii) by employee for good reason within one year following the occurrence of a change in control of our Company, then employee will be entitled to receive within 30 days of the date of termination of his or her employment (provided, however, if such 30 day period begins in one calendar year and ends in another calendar year, employee will not have the right to designate the calendar year of payment), in lieu of the severance payment otherwise payable, (i) an amount equal to six months of employee’s base salary in effect on the date of termination of his or her employment and (iii) full vesting of all outstanding stock options and restricted stock employee holds (see the “Outstanding Equity Awards at Fiscal Year-End” table above).

Consulting Agreement with Former Chief Executive Officer

Mr. Whang resigned as the Company’s President and Chief Executive Officer effective August 8, 2023. Following the effective date of Mr. Whang’s resignation, Mr. Whang agreed to remain with the Company as a consultant for a period of six (6) months, to assist Mr. Daigle with transition matters. Mr. Whang received the equivalent of seven months of his salary, paid over the six-month period of the consulting agreement.

Compensation Policies and Practices as Related to Risk Management

The Compensation Committee does not believe our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has determined that our executive compensation program does not encourage unnecessary or excessive risk taking as a result of the following factors:

•
As discussed elsewhere in this Proxy Statement, our executive officer compensation includes a balanced mix of cash and equity.
•
Base salaries do not encourage risk taking as they are fixed in amount.
•
Performance-based cash bonus awards under the non-equity incentive plan focus on achievement of short-term or annual goals. Although this may seem to encourage the taking of short-term risks at the expense of long-term results, these bonuses in actuality represent only a portion of the executive officers’ total compensation opportunities, and the Compensation Committee believes that the non-equity incentive plan awards appropriately balance risk and the desire to focus executives on specific short-term individual and financial goals important to our success.
•
The cash incentive plans provide for a bonus pool, when earned. The allocation of specific payouts under the plan is at the discretion of the Compensation Committee, which allows the Compensation Committee to evaluate whether the executives are engaging in activities that create risks prior to awarding any such cash bonuses. This discretion mitigates the likelihood that executives will engage in activities that create risk and allows the Compensation Committee the ability to refrain from rewarding any such risk-taking.
•
Compensation provided to the executive officers in the form of long-term equity awards is important to help further align executives’ interests with those of our shareholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price over the long-term. In addition, the awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for all employees, as recommended by the Nominating and Governance Committee. A copy of this Code of Ethics may be viewed on our website at www.amtechsystems.com, or obtained at no charge by written request to our Corporate Secretary. We intend to disclose any amendment to our Code of Ethics on the above-referenced corporate website.

Anti-Hedging and Anti-Pledging Policy

In fiscal 2023, we adopted an insider trading policy that includes restrictions and limitations on the ability of the Company’s directors, officers and other employees to engage in transactions involving the hedging and pledging of Company stock. Under the policy, hedging or monetization transactions, such as zero-cost collars, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, which allow an employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and thus to continue to own Company stock without the full risks and rewards of ownership, are prohibited. In addition, the policy addresses the practices of holding Company stock in a margin account, under which the securities may be sold by the broker without the customer’s consent if the customer fails to meet a margin call, and of pledging Company stock as collateral for a loan, in which event the securities may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, directors, officers and other employees of the Company are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.

TRANSACTIONS with related persons in 2023

We had no transactions during fiscal 2023, nor are any transactions currently proposed, with any director, director nominee, executive officer, security holder known to us to own of record or beneficially more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $120,000.

The written policy of the Board is for both its Nominating and Governance Committee and its Audit Committee to review each related person transaction (as defined below) and determine whether it will approve or ratify that transaction. Any Board member who has any interest (actual or perceived) will not be involved in the consideration of the Directors.

For purposes of the policy, a “related person transaction” is any transaction, arrangement or relationship in which we are a participant and, the related person (defined below) had, has or will have a direct or indirect material interest and the aggregate amount involved is expected to exceed $120,000 in any calendar year. “Related person” includes (a) any person who is or was (at any time during the last fiscal year) an officer, director or nominee for election as a director; (b) any person or group who is a beneficial owner of more than 5% of our voting securities; (c) any immediate family member of a person described in provisions (a) or (b) of this sentence; or (d) any entity in which any of the foregoing persons is employed, is a partner or has a greater than 5% beneficial ownership interest.

In determining whether a related person transaction will be approved or ratified, the Board, or committee, will consider a multitude of factors including (a) the extent of the related person’s interest in the transaction; (b) the availability of other sources of comparable products or services; (c) whether the terms are competitive with terms generally available in similar transactions with persons that are not related persons; (d) the benefit to us; and (e) the aggregate value of the transaction.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by our Board of Directors on May 10, 2022, a copy of which is available on the Company’s website at www.amtechsystems.com, the Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the Company’s auditors information relating to the auditors’ judgments about the quality of the Company’s accounting practices, recommending to our Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K and overseeing compliance with the requirements of the SEC for disclosure of auditors’ services and activities. Moreover, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent, registered public accounting firm.

The Board of Directors annually reviews the independence of the Audit Committee members in view of Nasdaq listing standards’ and the SEC’s definitions of independence for audit committee members. The Board has determined that each of the members of the Audit Committee meets those definitions and standards. Additionally, each member of the Audit Committee is financially literate, and one of the Audit Committee members, Michael Garnreiter, has financial management expertise as required by Nasdaq’s rules and meets the SEC’s definition of an “audit committee financial expert.”

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with the standards of the Public Company Accounting Oversight Board (United States). In performing its oversight function, the Audit Committee necessarily relies on the work and assurances of, and information provided by, management and the independent auditor.

The Audit Committee meets with the external auditors and management to review the Company’s financial results before publication of the Company’s quarterly earnings press releases and the filing of the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K. Additionally, management provides the Audit Committee with periodic updates throughout the year on the Company’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The Committee also monitors the activities and performance of the external auditors, including audit scope, audit fees, auditor independence and performance of non-audit services. All services to be performed by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee.

The Audit Committee meets regularly with the independent accountants without management present and also meets in executive session without any others present. The Audit Committee has reviewed the Company’s consolidated financial statements for the fiscal year ended September 30, 2023, as audited by its independent auditors, Grant Thornton LLP (“Grant Thornton”), and has discussed these financial statements with management. In addition, the Audit Committee has discussed with Grant Thornton the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. Furthermore, the Audit Committee has received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton its independence.

Based upon the foregoing review and discussion, the Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended September 30, 2023 be included in the Company’s Annual Report on Form 10-K, as filed with the SEC.

RESPECTFULLY SUBMITTED, Michael Garnreiter, Chairman Robert M. Averick Michael M. Ludwig

PRE-APPROVAL POLICY

The Audit Committee's charter includes a pre-approval policy (the “Policy”) governing the approval of all audit and non-audit services performed by our independent auditor in order to ensure that the performance of such services does not impair the auditor’s independence.

According to the Policy, the Audit Committee will annually review and pre-approve the types of services and will set a limit on the fees for such services, that may be provided by the independent auditor during the following year. The Policy specifically describes the annual audit services and fees, other services that are audit-related, the preparation of tax returns and tax related compliance services and all other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is twelve (12) months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

Any service to be provided by the independent auditor that has not received general pre-approval under the Policy is required to be submitted to the Audit Committee for approval prior to the commencement of a substantial portion of the engagement. Any proposed service exceeding pre-approved cost levels is also required to be submitted to the Audit Committee for specific approval. For the fiscal years ended September 30, 2023 and 2022, all services rendered by our independent auditors were pre-approved by the Audit Committee pursuant to the Policy.

The Audit Committee will revise the list of general pre-approved services from time to time based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

DISCLOSURE OF AUDIT AND NON-AUDIT FEES

The following table sets forth the fees billed to us by our independent auditors, Grant Thornton LLP ("Grant Thornton"), for services rendered for the audit of our annual financial statements and the review of our quarterly financial statements for the fiscal years ended September 30, 2023 and 2022, and fees billed during those fiscal years for (i) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (ii) services rendered in connection with tax compliance, tax advice and tax planning, and (iii) all other fees for services rendered.

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Audit Fees (1)	$1,374,418	$624,810
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,374,418	$624,810

____________________

(1)
Annual audit and review of financial statements included in our reports on Form 10-Q and Form 10-K, including an audit of our internal control over financial reporting in 2023 and services normally provided by the auditors in connection with statutory and regulatory filings.

PROPOSAL NO. 2 – TO APPROVE THE RATIFICATION OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Item No. 2 on the Proxy Card)

The Audit Committee has selected the independent registered public accounting firm Grant Thornton LLP (“Grant Thornton”) to audit our financial statements for the fiscal year ending September 30, 2024, and is seeking ratification of that choice by our shareholders. Regardless of whether the selection is ratified, the Audit Committee is responsible for the selection and ongoing oversight of the auditors and has the authority to replace Grant Thornton as the auditors for the 2024 fiscal year if it deems it appropriate to do so. Any such change subsequent to the Annual Meeting will not be submitted to the shareholders for ratification.

The Board of Directors anticipates that one or more representatives of Grant Thornton will be present at the Annual Meeting. Any such representative will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

VOTE REQUIRED

An affirmative vote from holders of a majority in voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote on the proposal is required to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. Even if the selection is ratified, however, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and of our stockholders.

The Board of Directors recommends a vote “FOR” the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024.

PROPOSAL NO. 3 – to vote on an ADVISORY (NON-BINDING) RESOLUTION TO

APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(Item No. 3 on the Proxy Card)

The Dodd-Frank Act and Rule 14a-21 under the Exchange Act require that our shareholders have the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

The advisory vote on executive compensation is not a vote on our general, non-named executive officer compensation policies, the compensation of our Board or our compensation policies as they relate to risk management.

Our Compensation Committee establishes our general compensation policies and specific compensation for each of our executive officers and administers our equity incentive compensation program. Our Compensation Committee is responsible for developing, administering and interpreting the compensation program for executive officers and other key employees.

Shareholders are urged to read the Executive Compensation section of this Proxy Statement and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

The vote solicited by this Proposal 3 is advisory, and, therefore, is not binding on the Company, our Board or our Compensation Committee, nor will its outcome require the Company, our Board or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company or the Board.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

The Board believes that the compensation of our named executive officers is appropriate and recommends a vote FOR the following advisory (non-binding) resolution:

RESOLVED, that the shareholders approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Philosophy, the compensation tables and any related material).

The Board of Directors recommends that you vote “FOR” the resolution to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our common stock as of January 12, 2024, by (i) each director, director nominee and named executive officer of Amtech and (ii) all executive officers, directors and director nominees of Amtech as a group. The information included in the tables below was determined in accordance with Rule 13d-3 under the Exchange Act and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investment power with respect to the shares indicated as being beneficially owned.

Name and Address (1) (2)	No. of Shares of Common Stock Beneficially Held (3)		Percent of Common Stock Ownership (3)
Robert C. Daigle	170,056	(4)	1.2%
Lisa D. Gibbs	73,002	(5)	*
Robert M. Averick	2,701,189	(6)	19.0%
Michael Garnreiter	70,189	(7)	*
Michael M. Ludwig	7,189	(8)	*
Director and Officer Total (5 people)	3,021,625	(9)	20.9%

____________________

*Less than 1%.

(1)
The address for each person listed in this table is c/o Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85288.
(2)
Mr. Daigle is our Chairman of the Board, President and Chief Executive Officer. Ms. Gibbs is our Vice President, Chief Financial Officer, Secretary and Director. Messrs. Averick, Garnreiter and Ludwig are Directors of Amtech.
(3)
Based on 14,190,977 shares of common stock outstanding as of January 12, 2024. The share amounts and percentages shown include shares of common stock actually owned as of January 12, 2024, and shares of common stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options or warrants. All shares of common stock that the identified person had the right to acquire within 60 days of January 12, 2024, upon the exercise of options or warrants or upon RSU vesting, are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.
(4)
Includes 62,000 shares issuable upon exercise of options exercisable and 7,854 shares issuable upon RSUs vesting within 60 days of January 12, 2024.
(5)
Includes 62,500 shares issuable upon exercise of options exercisable within 60 days of January 12, 2024.
(6)
Mr. Averick is a Portfolio Manager at Kokino LLC, which is a family office that provides investment management services to various clients who own shares of the Company’s common stock, including (i) Cornice Fiduciary Management LLC, as Trustee under Trust Agreement dated December 23, 1989 FBO the issue of Jonathan D. Sackler (the “Trust”); (ii) M3C Holdings LLC (“M3C”); and (iii) Piton Capital Partners LLC (“Piton”). As a Portfolio Manager at Kokino LLC, Mr. Averick shares the power to vote and dispose (or direct the disposition of 2,701,189 shares of common stock, which is the sum of the common stock beneficially owned by the following persons: (i) 1,386,312 shares of common stock beneficially owned by the Trust; (ii) 263,688 shares of common stock beneficially owned by M3C; (iii) 600,000 shares of common stock beneficially owned by Piton; (iv) 393,500 shares of stock beneficially owned by Mr. Averick and that are held in his personal capacity, (v) 11,000 shares of stock held by Mr. Averick's spouse and (vi) 500 shares of stock held in a custodial account for the benefit of an immediate family member of Mr. Averick, along with 42,000 shares issuable upon exercise of options exercisable and 4,189 shares issuable upon RSUs vesting within 60 days of January 12, 2024.
(7)
Includes 48,000 shares issuable upon exercise of options exercisable and 4,189 shares issuable upon RSUs vesting within 60 days of January 12, 2024.
(8)
Includes 4,189 shares issuable upon RSUs vesting within 60 days of January 12, 2024.

(9)
Includes 222,354 shares issuable upon exercise of options exercisable and 12,567 shares issuable upon RSUs vesting within 60 days of January 12, 2024.

The following table sets forth certain information concerning the beneficial ownership of our common stock based on information received by the Company as of January 12, 2024, by each person (other than directors or executive officers as disclosed in the chart above) known by us to be the beneficial owner of more than 5% of our common stock based on such filings.

Name and Address	No. of Shares of Common Stock Beneficially Held (1)		Percent of Common Stock Ownership (1)
5% Shareholders
Royce & Associates LP	1,478,680	(2)	10.4%
Cornice Fiduciary Management LLC, as Trustee FBO the issue of Jonathan D. Sackler	1,386,312	(3)	9.8%
Dimensional Fund Advisors LP	1,126,731	(4)	7.9%
Pacific Ridge Capital Partners, LLC	787,517	(5)	5.5%

____________________

(1)
Based on 14,190,977 shares of common stock outstanding as of January 12, 2024. The share amounts and percentages shown include shares of common stock actually owned as of January 12, 2024, and shares of common stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options or warrants. All shares of common stock that the identified person had the right to acquire within 60 days of January 12, 2024, upon the exercise of options or warrants, are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.
(2)
Information based on Schedule 13F-HR filed with the SEC on November 9, 2023. Royce & Associates LP has voting authority over all reported shares. The address for Royce & Associates LP is 745 Fifth Avenue, New York, NY 10151.
(3)
Mr. Averick shares beneficial ownership of these shares, as described in the foregoing footnotes. Information based on (i) the Schedule 13D/A filed with the SEC on February 24, 2022 on behalf of the Trust, M3C, Mr. Averick, Piton and OIH LLC (the “Joint Filers’ Schedule 13D/A”) and (ii) the Form 4 filed by Mr. Averick on December 20, 2023 (the “Averick Form 4”). Cornice Fiduciary Management LLC is Trustee under a Trust Agreement dated December 23, 1989 FBO the issue of Jonathan D. Sackler. Amount represents shares held in the Trust, for which Cornice Fiduciary Management LLC serves as sole Trustee and has voting power and dispositive power over such shares. Cornice Fiduciary Management LLC has no pecuniary interest in the shares held by the Trust. The Trust is a member of Piton, along with other clients of Kokino LLC. In the aggregate, clients of and other persons associated with Kokino LLC beneficially own 2,724,106 shares of common stock (i.e. 19.0% of shares of common stock outstanding), as described in the Joint Filers’ Schedule 13D/A and the Averick Form 4. The address for Cornice Fiduciary Management LLC is c/o Norton Rose Fulbright (US) LLP, 1301 Avenue of Americas, New York, NY 10019.
(4)
Information based on Schedule 13F-HR filed with the SEC on November 9, 2023. Dimensional Fund Advisors has voting authority over 1,079,944 of the 1,126,731 reported shares owned. The address for Dimensional Fund Advisors is Building One, 6300 Bee Cave Road, Austin, TX 78746.
(5)
Information based on Schedule 13F-HR filed with the SEC on November 13, 2023. Pacific Ridge Capital Partners, LLC has voting authority over 524,337 of the 787,517 reported shares owned. The address for Pacific Ridge Capital Partners, LLC is 4900 Meadows Road, Suite 320, Lake Oswego, OR 97035.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information, as of September 30, 2023, concerning outstanding options and rights to purchase Common Stock granted to participants in all of our equity compensation plans and the number of shares of Common Stock remaining available for issuance under such equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan Category
Equity compensation plans approved by security holders (1)	748,901	$8.76	558,268
Equity compensation plans not approved by security holders	—		—
Total	748,901		558,268

____________________

(1)
Represents the 2007 Employee Stock Incentive Plan, the Non-Employee Director Stock Option Plan, the 2022 Equity Incentive Plan and all respective amendments to each thereto.

PROPOSAL NO. 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

(Item No. 4 on the Proxy Card)

We are seeking an advisory vote from our shareholders to determine how frequently we should seek an advisory vote on compensation of our named executive officers, such as Proposal No. 3 included in this Proxy Statement. We are required to hold an advisory vote to determine the frequency of the advisory vote on the compensation of our named executive officers every sixth calendar year. By voting on this Proposal No. 4, shareholders may indicate whether they would prefer an advisory vote on our named executive officer compensation once every one, two or three years.

Our Board of Directors believes that an annual advisory vote on named executive officer compensation will provide our shareholders with direct and timely input on our executive compensation program and is the most appropriate alternative for the Company.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder advisory vote to approve the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

The Board Recommends that Shareholders Vote for the Option of One Year as the Frequency of Holding Future Advisory Votes

OTHER MATTERS

Annual Report

Our Annual Report for the fiscal year ended September 30, 2023, is enclosed herewith.

Deadline for Shareholder Proposals for Action at our Next Annual Meeting

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our annual meeting of shareholders for the fiscal year ending September 30, 2024 must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than November 5, 2024, and no later than December 5, 2024. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our Corporate Secretary at 131 South Clark Drive, Tempe, Arizona 85288. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

We anticipate holding our 2025 Annual Meeting of Shareholders on March 5, 2025. December 14, 2024 is the deadline for any shareholder who wishes to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. However, if the date of our annual meeting of shareholders for the fiscal year ending September 30, 2024 is changed by more than 30 days from the anniversary of the date of the previous year’s meeting, then the deadline will be a reasonable time before we begin to print and send our proxy statement for our 2025 Annual Meeting of Shareholders for the fiscal year ending September 30, 2024. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be addressed to the Corporate Secretary, Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85288. If a shareholder proposal is introduced at the 2025 Annual Meeting of Shareholders without any discussion of the proposal in our proxy statement, and the shareholder does not notify us on or before January 19, 2025, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Shareholders, then proxies received by us for the 2025 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal.

Shareholder Communications with Board of Directors

We do not have formal procedures for shareholder communications with the Board of Directors. However, any matter intended for the Board or any Board Committee should be directed to our Corporate Secretary at 131 South Clark Drive, Tempe, Arizona 85288, with a request to forward the same to the intended recipient. All shareholder communications delivered to the Corporate Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the shareholder’s instructions.

No Incorporation by Reference

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we refer you to information previously filed with the SEC that should be considered as part of the particular filing. As provided under SEC regulations and noted above, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Householding of Proxy Materials

The SEC permits companies and intermediaries (i.e., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

If you are currently receiving multiple copies of our Proxy Statement and Annual Report at your address and would like to request householding of your communications, please contact your broker. Once you have elected householding of your communications, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker if you own shares in street name or direct your written request to our Corporate Secretary at Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85288 if you are a shareholder of record. Shareholders currently participating in householding may request additional copies of the Proxy Statement and Annual Report by contacting us at (480) 967-5146.

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AMTECH SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V28334-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AMTECH SYSTEMS, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 AND A "ONE YEAR" VOTE ON PROPOSAL 4. 1. Election of Directors: Nominees: For Withhold 1a. Robert C. Daigle 1b. Lisa D. Gibbs 1c. Robert M. Averick 1d. Michael Garnreiter 1e. Michael M. Ludwig To specify a method of cumulative voting, mark the box to the right with an "X" and write the number of shares you wish to vote in favor of each nominee on the line indicated on the reverse side. Each shareholder will have an aggregate number of votes in the election of directors equal to five (the number of persons nominated for election as directors) multiplied by the number of shares of Common Stock held by such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number or all of the nominees. In order to exercise cumulative voting, the voting shareholder must complete the proxy card and indicate cumulative voting in accordance with the instructions included on the proxy card. For Against Abstain 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending September 30, 2024; 3. To approve the advisory (non-binding) resolution relating to the named executive officer compensation as disclosed in the accompanying proxy statement; and 1 Year 2 Years 3 Years Abstain 4. To approve, on an advisory basis, the frequency of the future advisory votes on the compensation of the Company's named executive officers. 5. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. Yes No Check here if you will be attending the meeting in person. Authorized Signature - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K are available at www.proxyvote.com. V28335-TBD AMTECH SYSTEMS, INC. Annual Meeting of Shareholders March 6, 2024 9:00 AM, Local Time This proxy is solicited by the Board of Directors The undersigned shareholder(s) of AMTECH SYSTEMS, INC. hereby appoint(s) Robert C. Daigle and Lisa D.Gibbs, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AMTECH SYSTEMS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, Local Time on Wednesday, March 6, 2024, located at Homewood Suites, 66 S. Rockford Drive, Tempe, Arizona, USA, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE CUMULATE ___________________________________________________________________________________________________________________________________________________________________________________________________ (If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

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